================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 FINDWHAT.COM
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                  FINDWHAT.COM

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                DECEMBER 15, 2003

                                       AND

                                 PROXY STATEMENT

                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                                  FINDWHAT.COM
                          5220 SUMMERLIN COMMONS BLVD.
                                    SUITE 500
                            FT. MYERS, FLORIDA 33907
                                 (239) 561-7245

                                                                October 31, 2003



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of FindWhat.com on December 15, 2003, at 10:00 a.m., local time, at the offices of FindWhat.com, located at 5220 Summerlin Commons Blvd., Fifth Floor, Ft. Myers, Florida 33907. We look forward to greeting those stockholders who are able to attend.

      At the meeting, you are being asked to elect Craig A. Pisaris-Henderson, Phillip R. Thune, Frederick E. Guest II, Kenneth E. Christensen, Lee Simonson, Dan Brewster, and Jerry Della Femina as members of the Board of Directors, each to serve one-year terms, and to approve an amendment to the FindWhat.com 1999 Stock Incentive Plan, as described in the accompanying proxy statement.

      It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience.

      Your interest and participation in the affairs of FindWhat.com are greatly appreciated. Thank you for your continued support.

                           Sincerely,

                           Craig A. Pisaris-Henderson
                           Chairman, President, and Chief Executive Officer

                                  FINDWHAT.COM
                          5220 Summerlin Commons Blvd.
                                    Suite 500
                            Ft. Myers, Florida 33907
                                 (239) 561-7245

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 31, 2003

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FindWhat.com, a Nevada corporation, will be held at the offices of FindWhat.com, located at 5220 Summerlin Commons Blvd., Fifth Floor, Ft. Myers, Florida 33907 on the 15th day of December, 2003, at 10:00 a.m., local time, for the following purposes:

      1. To elect seven Directors, each for a one-year term and until their successors are duly elected and qualified;

      2. To approve an amendment increasing the number of shares available for issuance under the FindWhat.com 1999 Stock Incentive Plan from 4,200,000 to 6,200,000; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Owners of Common Stock of FindWhat.com of record at the close of business on October 28, 2003, will be entitled to vote at the meeting.

            Whether or not you plan to attend the meeting, please date, sign, and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

                                   By Order of the Board of Directors

                                   Craig A. Pisaris-Henderson

                                   Chairman, President, Chief Executive Officer, and Secretary

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                                  FINDWHAT.COM
                          5220 Summerlin Commons Blvd.
                                    Suite 500
                            Ft. Myers, Florida 33907
                                 (239) 561-7245
                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 15, 2003

                           --------------------------

INTRODUCTION

      This Proxy Statement is furnished to the stockholders of FindWhat.com, a Nevada corporation, in connection with the solicitation by the Board of Directors of FindWhat.com of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 15, 2003, at 10:00 a.m., local time, at the offices of FindWhat.com, located at 5220 Summerlin Commons Blvd., Fifth Floor, Ft. Myers, Florida 33907, and at any adjournment thereof. The enclosed proxy is solicited by the Board of Directors of FindWhat.com. This Proxy Statement and enclosed proxy will be first sent to FindWhat.com's stockholders on approximately October 31, 2003.

      FindWhat.com will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of FindWhat.com's common stock. Representatives of FindWhat.com may solicit proxies by mail, telegram, telephone, or personal interview.

      All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' recommendations, which are FOR the election of Craig A. Pisaris-Henderson, Phillip R. Thune, Frederick E. Guest II, Kenneth E. Christensen, Lee Simonson, Daniel B. Brewster, Jr. and Jerry Della Femina, as Directors of FindWhat.com; FOR an amendment increasing the number of shares available for issuance under FindWhat.com's 1999 Stock Incentive Plan from 4,200,000 to 6,200,000; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

      A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to FindWhat.com (attention Craig A. Pisaris-Henderson) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

      A majority of the outstanding shares of FindWhat.com will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each Director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Only shares that are voted for a particular nominee will be counted towards such nominee's achievement of a plurality. Abstentions and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. The amendment to the FindWhat.com 1999 Stock Incentive Plan increasing the number of shares available for issuance from 4,200,000 to 6,200,000 requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the same effect as votes cast against the proposal to increase the number of shares available under the 1999 Stock Incentive Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

      Only stockholders of record at the close of business on October 28, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of October 28, 2003, FindWhat.com had outstanding 21,392,828 shares of Common Stock, $.001 par value. There are no cumulative voting rights in the election of Directors.

ELECTION OF DIRECTORS

      The Nominating Committee of our Board of Directors has designated Craig A. Pisaris-Henderson, Phillip R. Thune, Frederick E. Guest II, Kenneth E. Christensen, Lee Simonson, Dan Brewster, and Jerry Della Femina as nominees for election as Directors of FindWhat.com to serve for terms of one-year and until their successors are duly elected and qualified. Mr. Robert J. Mylod, Jr. will not stand for reelection as a director and his term will expire at the meeting. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees listed below. The affirmative vote of a majority of the votes entitled to be cast by the holders of FindWhat.com's Common Stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of Directors and thus have no effect.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

      The following table sets forth the name, age, and business experience of the nominees for election as Directors of FindWhat.com:

                        NAME AND BUSINESS EXPERIENCE                                             AGE
                        ----------------------------                                             ---
Craig A. Pisaris-Henderson                                                                       34

Mr. Pisaris-Henderson has served as our chairman since June 2002, our chief executive officer since March 2001, and our president and secretary and as one of our directors since we acquired BeFirst Internet Corporation ("BeFirst") in June 1999. From June 1999 until March 2001, Mr. Pisaris-Henderson also served as our chief technology officer. Prior to that time, he served as vice president and secretary and a director of BeFirst from its inception in March 1998. He served as president and chief executive officer of Internet Services
International, Inc. and its predecessor, H.E. Internet Services (founded under the name Henderson Enterprises) from 1993 to May 1999. From May 1998 to
September 2000, he served as chairman of the board of directors, president, and chief executive officer of E-troop.com, a provider of business-to-business multimedia Internet content, web site design, and distribution services. Mr.
Pisaris-Henderson serves on the advisory board for the College of Business at Florida Gulf Coast University as well as the board of directors of the YMCA of Lee County.

Phillip R. Thune                                                                                 33

Mr. Thune has been a director since January 2002 and has served as our chief operating officer since November 2000 and as our chief financial officer since
April 2000. From 1996 to April 2000, he served as the chief financial officer and a director of Broadcasting Partners Holdings, L.P., which had controlling equity positions in five platform companies operating 38 radio stations in eleven markets. The stations were sold to Citadel Communications Corporation in April 2000. Prior to Broadcasting Partners Holdings, Mr. Thune worked in the
Media & Communications group of Alex. Brown & Sons' investment banking division, and was vice president of corporate development and strategic planning for Broadcasting Partners, Inc., a publicly-traded radio broadcasting company that merged with Evergreen Media in 1995. Mr. Thune serves on the board of directors of the United Way of Lee County.

                        NAME AND BUSINESS EXPERIENCE                                             AGE
                        ----------------------------                                             ---

Frederick E. Guest II                                                                            65

Mr. Guest has served as one of our directors since April 2001. Mr. Guest has been the president and owner of Guest Capital LLC, a private fund investing in high-technology companies since 1997. From 1985 to 1996, Mr. Guest was the president and owner of Vinoy Development Company, a resort development company.
Prior to Vinoy Development Company, Mr. Guest was the chairman of Bessemer
Securities Corporation, a private $4 billion investment company; chairman of Bessemer Venture Partners, a private $1 billion venture capital company;
chairman of Phipps Land Company; and vice-chairman of Bessemer Trust Company, a private $37 billion bank.

Kenneth E. Christensen                                                                           48

Mr. Christensen has been an independent consultant since February 2003. From May
2001 to February 2003, Mr. Christensen was the vice president/general manager of Hispanic Broadcasting Los Angeles, a five station radio cluster. From January
2001 until May 2001, he was an independent consultant. Prior to January 2001, he was the vice president/general manager of Viacom Broadcasting's "STAR 98.7", "B100.3" and KFI/KOST Los Angeles-based radio stations. Mr. Christensen joined
Viacom Broadcasting in August 1995.

Lee Simonson                                                                                     53

Mr. Simonson has served as the president of Simonson Associates, an independent consulting firm, since 2000, and as an adjunct professor of media management at the New York Institute of Technology since 2002. From 1996 to April 2000, he served as chairman and chief executive officer of Broadcasting Partners
Holdings, L.P., which had controlling equity positions in five platform companies operating 38 radio stations in eleven markets. The stations were sold to Citadel Communications Corporation in April 2000. Prior to Broadcasting
Partners Holdings, Mr. Simonson was co-founder, and served as vice chairman and chief operating officer, of Broadcasting Partners, Inc., a publicly-traded radio broadcasting company that merged with Evergreen Media in 1995. Mr. Simonson serves on the board of directors of TheaterMania.com, a private Internet company, the March of Dimes, New York Division, and The Kids Foundation for
Developmental Disabilities.

Daniel B. Brewster, Jr.                                                                          48

Mr. Brewster has been the president and chief executive officer of G+J USA, one of the largest consumer magazine publishers in the U.S., since May 2000. G+J
USA's market-leading titles include Family Circle, Parents, Child, Fitness, YM,
Inc., and Fast Company Prior to joining G+J USA Mr. Brewster served as president and chief executive officer of American Express Publishing beginning in 1993.
Mr. Brewster has served as a director of Doctors of the World-USA from 2000 to 2003, and in June of 2003 he was appointed chair of the board. He also has served on the board of directors of the Magazine Publishers of America since
1994, and was elected Chairman in 2001. Mr. Brewster has been a trustee of the Arthur F. Burns Fellowship Program since March 2002, and he has been on the Board of Advisors of the New York University Center for Publishing since 2001.

Jerry Della Femina                                                                               67

Mr. Della Femina has served as chairman and chief executive officer of Della
Femina/Jeary and Partners advertising agency since 1998. Della Femina/Jeary and Partners client roster includes AT&T Wireless Services, Coty Inc., Marsh, Inc.,
Newsweek, Standard & Poor's, and Purdue Pharma. Prior to forming Della
Femina/Jeary and Partners, Mr. Della Femina was associated with Della Femina
Travisano & Partners, an advertising agency he co-founded in 1967. Mr. Della
Femina was recently named by Advertising Age as one of the 100 Most Influential
Advertising People of the Century. In addition to his advertising responsibilities, Mr. Della Femina is a co-founder with Dr. Gerald Imber of World Medical Leaders, an internet site which was recently chosen by Governor
George Pataki of New York to provide an early warning bio-terrorism alert for New York State's 73,000 doctors. Mr. Della Femina serves on the boards of
WNYC-Radio, Lighthouse International, The Children's Aid Society, City
Meals-On-Wheels, and The Brooklyn Public Library. He is a Trustee of Brooklyn
College.

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

      Meetings. During FindWhat.com's fiscal year ended December 31, 2002, FindWhat.com's board of directors held 12 meetings and took action an additional four times by written consent. During fiscal 2002, each of FindWhat.com's directors attended 75% or more of the total number of (i) meetings of FindWhat.com's board, and (ii) meetings of committees of FindWhat.com's board on which the director served.

      Audit Committee. In February 2000, FindWhat.com's board of directors created an audit committee. For the fiscal year ended December 31, 2002, the members of the audit committee were Messrs. Guest, Mylod, and Rupinder Sidhu. The audit committee is responsible for reviewing the results of the audit engagement with the independent auditors; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; engagement and evaluation of the independent auditors; and reviewing FindWhat.com's financial statements and quarterly and annual SEC filings. During the fiscal year ended December 31, 2002, the audit committee had five meetings.

      Compensation Committee. In July 2001, FindWhat.com's board of directors created a compensation committee. The compensation committee makes recommendations to the board on compensation for FindWhat.com's executive officers and directors and administers the 1999 Stock Incentive Plan. For the fiscal year ended December 31, 2002, the members of the compensation committee were Messrs. Mylod and Sidhu. During the fiscal year ended December 31, 2002, the compensation committee had three meetings and took action an additional two times by written consent.

      Nominating Committee. In November 2002, FindWhat.com's board of directors, pursuant to a written charter, created a nominating committee. The nominating committee is responsible for reviewing and recommending: (i) individuals qualified to become board members; (ii) the renomination of incumbent directors;
(iii) the overall board composition; and (iv) board committee appointments. The Nominating Committee will consider director nominees of stockholders if such recommendations are submitted in writing to the Company's Secretary. For the fiscal year ended December 31, 2002, the members of the nominating committee were Messrs. Christensen, Guest, and Sidhu. The nominating committee did not meet in 2002.

      Compensation. Directors who are our employees do not receive any compensation for services as Directors. In 2002, each of FindWhat.com's non-employee directors received an option to purchase 10,000 shares of FindWhat.com common stock at the fair market value on the date of grant as compensation for their services as Directors.

      Resignations. Peter V. Miller resigned as a director in October 2002. Mr. Sidhu resigned as a director in June 2003. Courtney Jones and Robert Brahms resigned as directors in October 2003. There have been no disagreements between the directors that resigned and FindWhat.com regarding operations, policies, and practices.

OFFICERS OF FINDWHAT.COM

      In addition to Messrs. Pisaris-Henderson and Thune, the following individuals are officers of FindWhat.com.

      David Rae, age 48, has served as FindWhat.com's executive vice president since April 2002, and served as FindWhat.com's vice president of operations from January 2002 until April 2002. Prior to January 2002, Mr. Rae completed a variety of successful re-start, new strategy, and funding assignments through his consulting firm, Rae Enterprises. From January 1995 to October 1999, Mr. Rae was founder and CEO of Attitude Network, owner of the leading computer games sites on the Internet, and Hotel Discounts, which was sold to Hotel Reservations Network (now Hotels.com), and is one of the Internet's largest source of discount accommodations worldwide. From January 1984 to November 1994, Mr. Rae was president of SpectraFAX Corp., one of the leading designers of communications products for personal computers. Mr. Rae holds a U.S. Patent in facsimile communications technology.

      Anthony A. Garcia, age 24, has served as FindWhat.com's chief technology officer since April 2001. Prior to that time, he served as FindWhat.com's director of technology since June 1999. Prior to June 1999, he served as director of technology of BeFirst from its inception in May 1998. From 1997 to May 1998, Mr. Garcia served as founding partner and director of technology of Internet Services International.

      Brenda Agius, age 40, has served as FindWhat.com's vice president of finance since April 2002. From December 1999 to April 2002, Ms. Agius served as the chief financial officer of Preferred Medical Group Inc., a leader in the renal care industry. From May 1997 to February 2000, Ms. Agius was the Director of Finance for the Christian and Missionary Alliance Foundation, Inc. From January 1994 until April 1997, Ms. Agius was a public accountant, first with Deloitte & Touche and then with Coopers & Lybrand.

      Daniel Ballister, age 40, has served as FindWhat.com's vice president of sales since November 2002. From October 1998 to October 2001, Mr. Ballister was the national director of sales for Go2Net, Inc. then subsequently the vice president of sales for Infospace (which merged with Go2Net in October 2000). From December 1994 to October 1998, Mr. Ballister held several sales management positions within Cendant Inc., including with the Cendant Interactive Services division. From December 1992 to December 1994, Mr. Ballister worked in business development for Hallmark Cards, and he served in the U.S. Navy in San Diego as a surface warfare officer from May 1986 to May 1991.

      John Moran, age 32, has served as FindWhat.com's vice president of operations since April 2003, and served as FindWhat.com's director of business affairs from October 2001 until April 2003. Prior to October 2001, Mr. Moran provided business consulting services to several clients, including FindWhat.com, through Jupiter Consulting Services, Inc., of which he was the president. From February 1999 to September 2000, Mr. Moran was vice president and a director of E-Troop.com, Inc. From November 1997 to September 2001, Mr. Moran served as vice president of finance and a director of Country Club Sports, Inc. From February 1994 through October 1997, Mr. Moran was involved in investment brokerage and banking with Equity Securities Trading Company, Inc. and subsequently Equity Securities Investments, Inc.

      Peter Neumann, age 39, has served as FindWhat.com's vice president of business development since April 2000. From August 1999 to April 2000, Mr. Neumann served as the manager of business development search and directory of Go2Net, Inc. Prior to joining Go2Net, Inc. and beginning in February 1997, Mr. Neumann was in sales for Design Intelligence, a software development publishing company.

      Robert Protheroe, age 46, has served as FindWhat.com's vice president of technology since July 2003. From August 2001 to April 2003 Mr. Protheroe was co-founder and chief technology officer for Alluna Group, a consulting company. From March 1999 to July 2001 he was senior vice president of research and development for SmartDisk, a digital content company, and was part of the executive management team that took SmartDisk through its initial public offering. From November 1995 to March 1999 he held R&D management positions for Checkmate Electronics. From 1984 through 1995 he held positions of increasing responsibility in product development and R&D management positions at NCR. Mr. Protheroe is a registered patent agent with the U.S. Patent and Trademark Office.

      Jason Williams, age 30, has served as FindWhat.com's vice president of strategic planning since April 2002, and as the managing director of FindWhat.com's BeFirst division since March 2000. From January 1999 to February 2000, Mr. Williams was a consultant at Electronic Data Systems. From March 1985 to December 1999, Mr. Williams built and operated a yacht management and brokerage business.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires FindWhat.com's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of FindWhat.com's securities with the Securities and Exchange Commission. Copies of the reports are required by Securities and Exchange Commission regulation to be furnished to FindWhat.com. Based on its review of such reports and written representations from reporting persons, FindWhat.com believes that all filing requirements were complied with during fiscal 2002.

                             EXECUTIVE COMPENSATION

      The following tables and charts show for the last three years the compensation paid by FindWhat.com to its chief executive officer, and the four other most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE



                                                                ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                             FISCAL YEAR      --------------------------         ---------------------------
      NAME AND PRINCIPAL POSITION              ENDED                                                               ALL OTHER
      ---------------------------           DECEMBER 31,       SALARY             BONUS            OPTIONS (#)    COMPENSATION
                                            ------------       ------             -----            -----------    ------------

Craig A. Pisaris-Henderson                      2002          $266,952          $ 92,000           150,000            --
Chairman, Chief Executive Officer, and          2001           197,855            55,200           250,000            --
President                                       2000           173,077                --                --            --

Phillip R. Thune                                2002          $232,663          $ 92,000           125,000            --
Chief Operating Officer and                     2001           167,000            55,200           250,000            --
Chief Financial Officer                         2000           104,446                --           260,000            --

Robert D. Brahms                                2002          $180,000          $     --                --            --
Vice Chairman                                   2001           175,626            18,400           100,000            --
                                                2000           173,077                --            10,000            --

David Rae                                       2002          $162,923          $ 90,000            80,000            --
Executive Vice President                        2001                --                --                --            --
                                                2000                --                --                --            --

Anthony A. Garcia                               2002          $154,077          $ 48,500            50,000            --
Chief Technology Officer                        2001           129,893            27,600           250,000            --
                                                2000           114,607                --           240,000            --

---------------

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides certain information regarding stock options granted during 2002 to each of the executive officers named in the Summary Compensation Table.




                                                    INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE VALUE
                               --------------------------------------------------------
                                              % OF TOTAL                                        AT ASSUMED ANNUAL RATES
                                                OPTIONS                                        OF STOCK PRICE APPRECIATION
                               OPTIONS        GRANTED TO        EXERCISE                           FOR OPTION TERM(1)
                               GRANTED       EMPLOYEES IN         PRICE       EXPIRATION       -------------------------------------
          NAME                   (#)          FISCAL YEAR       ($/SHARE)        DATE         0%($)         5%($)            10%($)
          ----                   ---          -----------       ---------        ----         -----         -----            ------


Craig A. Pisaris-Henderson     150,000             17.4%          $4.00         4/17/2012       --      $377,337          $956,245

Phillip R. Thune               125,000             14.5%          $4.00         4/17/2012       --      $314,447          $796,871

Robert D. Brahms                    --               --             --             --           --             --               --

David Rae                       80,000              9.3%          $3.26         4/9/2012        --      $164,016          $415,648

Anthony A. Garcia               50,000              5.8%         $4.00          4/17/2012       --      $125,779          $318,748


---------------

(1) The amounts under the columns labeled "5%($)" and "10%($)" are included pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of FindWhat.com's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of FindWhat.com's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            The following table provides certain information regarding the exercise of stock options during 2002, and the number and value of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2002.

                                  SHARES                                                                VALUE OF UNEXERCISED
                                ACQUIRED ON    VALUE             NUMBER OF UNEXERCISED                 IN-THE-MONEY OPTIONS AT
            NAME                  EXERCISE    REALIZED          OPTIONS AT FISCAL YEAR END              FISCAL YEAR END ($)(1)
            ----                                            ---------------------------------      ------------------------------
                                    (#)         ($)         EXERCISABLE         UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                    ---         ---         -----------         -------------      -----------      -------------

Craig A. Pisaris-Henderson          --          --             380,667             150,000          $2,224,315       $  565,500

Phillip R. Thune                    --          --             205,000             430,000          $1,027,687       $2,252,200

Robert D. Brahms                    --          --             232,667                  --          $1,417,330               --

David Rae                           --          --                  --              80,000                  --       $  360,800

Anthony A. Garcia                   --          --             290,000             270,000          $1,844,300       $1,578,900


--------------

(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

           EMPLOYMENT, NON-COMPETITION, AND CONFIDENTIALITY AGREEMENTS
                         WITH CERTAIN EXECUTIVE OFFICERS

      FindWhat.com has entered into employment agreements with Messrs. Pisaris-Henderson, Thune, and Rae effective September 20, 2002. The agreements have an initial term of one year, after which each will renew automatically for additional one year periods on the same terms and conditions, unless either party to the agreement provides notice to the other of an intention not to extend it prior to the end of its term. The employment agreements provide for minimum annual base salaries, which may be increased but not decreased from time to time, of $282,500, $247,500, and $170,000, respectively, for each executive. The employment agreements require FindWhat.com to compensate the executives and provide them with certain benefits if their employment is terminated before the agreements expire. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated: (1) by FindWhat.com without "cause"; (2) by FindWhat.com for "cause," or by the executive for "good reason"; (3) involuntarily due to death or disability; or (4) by the executive without "good reason."

      FindWhat.com has also entered into an employment agreement with Mr. Garcia. This agreement is effective for the term of the executive's employment. Mr. Garcia's employment agreement provides for a minimum annual base salary of $140,000. The compensation and benefits Mr. Garcia is entitled to receive upon termination of employment varies depending on whether his employment is terminated: (1) by FindWhat.com without "cause"; (2) by FindWhat.com for "cause," or by the executive for "good reason"; (3) involuntarily due to death or disability; or (4) by the executive by written notice to FindWhat.com.

      FindWhat.com also entered into Confidentiality, Assignment, and Noncompetition Agreements with Messrs. Pisaris-Henderson, Thune, Rae, and Garcia which prohibit the executives from becoming directly or indirectly connected with any business or entity that is engaged in the same "business" as FindWhat.com during the term of their employment with FindWhat.com and for a period of twelve months following employment separation. These agreements also provide FindWhat.com with protection for its confidential information and intellectual property.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding beneficial ownership of FindWhat.com's common stock, as of September 30, 2003, by (i) each director and nominee, (ii) each of FindWhat.com's executive officers, and (iii) the directors and executive officers of FindWhat.com as a group. At September 30, 2003, FindWhat.com had 21,392,203 common shares outstanding.

      Except as otherwise noted below, the address of each of the persons in the table is c/o FindWhat.com, 5220 Summerlin Commons Boulevard, Fort Myers, Florida 33907.

  NAME OF AND ADDRESS OF                                    NUMBER OF SHARES              PERCENTAGE
     BENEFICIAL OWNER                                     BENEFICIALLY OWNED(1)           OF CLASS(2)
     ----------------                                     ------------------              --------
Craig A. Pisaris-Henderson                                1,718,167  (3)                       7.9%

Kenneth E. Christensen                                       38,000  (4)                         **

Frederick E. Guest II                                       673,550  (5)                       3.1%

Robert J. Mylod, Jr.                                         25,000  (6)                         **

Phillip R. Thune                                            357,499  (7)                       1.6%

Anthony A. Garcia                                           592,188  (8)                       2.7%

David Rae                                                    20,000  (9)                         **
                                                                                                 **
Lee Simonson                                                 10,000  (10)
                                                                                                 **
Daniel B. Brewster, Jr.                                           0
                                                                                                 **
Jerry Della Femina                                                0

All directors and executive
   officers as a group (10 persons)                       3,434,404                           15.0%

----------

** Represents beneficial ownership of less than 1% of FindWhat.com's outstanding common stock.

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of September 30, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of September 30, 2003.

(3) Includes 418,167 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(4) Includes 35,000 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(5) Includes 87,150 and 471,400 shares of common stock owned by Mr. Guest and Guest Capital, LLC, respectively. Also includes 25,000 shares of common stock issuable to Mr. Guest pursuant to options granted under our Stock Incentive plan, and 15,000 and 75,000 warrants to purchase FindWhat.com's common stock owned by Mr. Guest and Guest Capital, LLC, respectively. Guest Capital, LLC is an affiliate of Mr. Guest.

(6) Includes 15,000 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(7) Includes 357,499 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(8) Includes 462,500 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(9) Includes 20,000 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(10) Includes 10,000 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding beneficial ownership of FindWhat.com's common stock, as of September 30, 2003 (except as noted below), by each person known by FindWhat.com to beneficially own five percent or more of any class of FindWhat.com's capital stock. At September 30, 2003, FindWhat.com had 21,392,203 common shares outstanding.

      Except as otherwise noted below, the address of each of the persons in the table is c/o FindWhat.com, 5220 Summerlin Commons Boulevard, Fort Myers, Florida 33907.

NAME OF AND ADDRESS OF                                    NUMBER OF SHARES                                         PERCENTAGE
   BENEFICIAL OWNER                                     BENEFICIALLY OWNED(1)                                      OF CLASS(2)
   ----------------                                     ---------------------                                      -----------
Craig A. Pisaris-Henderson                                  1,718,167  (3)                                           7.9%

Courtney P. Jones                                           1,932,928  (4)                                           8.9%

Robert D. Brahms                                            1,951,707  (5)                                           9.0%

Andrew Lessman                                              1,634,638  (6)                                           7.6%

Peter V. Miller                                             1,275,000  (7)                                           6.0%

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of September 30, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of September 30, 2003.

(3) Includes 418,167 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(4) Includes 225,667 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(5) Includes 232,667 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan.

(6) Includes 125,000 shares to be issued upon the exercise of warrants. The address of Andrew Lessman is 430 Parkson Road, Henderson, NV 89015. Based on information received from the named shareholder as of July 24, 2003.

(7) Includes 25,000 shares of common stock issuable pursuant to options granted under FindWhat.com's Stock Incentive Plan. The address of Peter V. Miller is c/o Proskauer Rose LLP, 1545 Broadway, New York, New York 10036, attention Jack Jackson, Esq. Based on information received from the named shareholder as of July 24, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth additional information as of December 31, 2002, concerning shares of FindWhat.com common stock that may be issued upon the exercise of options and other rights under FindWhat.com's existing equity compensation plans and arrangements, divided between plans approved by FindWhat.com stockholders and plans or arrangements not submitted to FindWhat.com's stockholders for approval. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.



                                                                                                               Number of
                                                                                                         securities remaining
                                                                                                        available for future
                                         Number of securities               Weighted-average                 issuance under
                                              upon exercise                outstanding options,       equity compensation plans
                                             of outstanding                  warrants, and         (excluding securities reflected
                                      options, warrants, and rights               rights                    in column (a))
                                                 (a)                               (b)                             (c)
                                                 ---                               ---                             ---
Equity compensation plans
  approved by
  security holders                              3,444,002                            $2.55                        534,162

Equity compensation plans
  not approved by
  security holders                               831,837 (1)                         $4.90                           -

Total                                         4,275,841                              $3.01                        534,162


(1) Comprises warrants granted to certain consultants and vendors of FindWhat.com in exchange for consideration in the form of goods and services.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Through February 2003, some of FindWhat.com's sales and general and administrative activities were conducted out of the Manhattan offices of WPI Advertising, a business owned and operated by Robert D. Brahms, FindWhat.com's former vice chairman and a former director. From FindWhat.com's inception through February 2003, FindWhat.com paid WPI for office space and support services. These expenses for the years ended December 31, 2002 and December 31, 2001 were approximately $106,000 and $200,000, respectively.

      FindWhat.com utilizes Porter, Wright, Morris & Arthur LLP to provide various legal services. John Pisaris, the brother of FindWhat.com's chairman, chief executive officer, and president, Craig A. Pisaris-Henderson, is a partner in Porter, Wright, Morris & Arthur LLP. For the years ending December 31, 2002 and 2001, FindWhat.com incurred legal fees from Porter, Wright, Morris & Arthur LLP for services rendered of approximately $445,000 and $298,000, respectively. In September 2003, FindWhat.com transitioned its primary corporate counsel from Porter, Wright, Morris & Arthur LLP to Baker & McKenzie.

      In February 2001, FindWhat.com issued a warrant to purchase 125,000 shares of common stock at $1.00 per share to Mr. Andrew Lessman, a greater than 5% shareholder of FindWhat.com, in exchange for consulting services. The fair market value of the warrant, as determined using an option pricing model, was $122,500 and was amortized over one year, the term of the consulting agreement. In February 2002, Mr. Lessman agreed to extend the consulting agreement in exchange for FindWhat.com waiving the $1.00 strike price on the original warrant.

      FindWhat.com believes that prior transactions with its officers, directors, and principal stockholders were on terms that were no less favorable than it could have obtained from unaffiliated third parties. FindWhat.com intends that all future transactions between it and its officers, directors, and stockholders beneficially owning 5% or more of its outstanding voting securities or their affiliates will be on terms no less favorable to it than it could obtain in arm's-length negotiations from unaffiliated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended December 31, 2002, Messrs. Mylod and Sidhu, who are not employees of FindWhat.com, were members of the compensation committee.

      The information contained in the following Report of the Compensation Committee of the Board of Directors, Performance Graph, and Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      For the fiscal year ended December 31, 2002, the compensation committee of FindWhat.com's board of directors was composed of Messrs. Mylod and Sidhu. The compensation committee establishes FindWhat.com's compensation program for all employees, including executives and directors. For executive officers, the compensation committee evaluates performance and determines compensation policies and levels. The compensation committee met three times in fiscal 2002.

COMPENSATION PHILOSOPHY

      The goals of the compensation program are to align compensation with business objectives and performance and to enable FindWhat.com to attract, retain, and reward executive officers and other key employees who contribute to FindWhat.com's long-term success and to motivate them to enhance long-term stockholder value. The key components of FindWhat.com's executive compensation include both short-term elements consisting of a base salary and annual bonuses and long-term equity based compensation consisting of stock option awards.

      BASE SALARY. The salary compensation for FindWhat.com's employees, including executive officers, is based upon the compensation of employees in similar positions in similar companies in the industry. Each of FindWhat.com's executive officers has entered into employment agreements with FindWhat.com which set the executive's annual base salary. When negotiating employment agreements, the compensation committee thoroughly reviewed the performance and results obtained by each such officer and such officer's contribution to FindWhat.com. The compensation committee annually reviews each executive officer's base salary and performance. When reviewing base salaries, the compensation committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge, and competitive pay practices.

      BONUS PLAN. At the start of each year, the compensation committee reviews and approves the bonus plan for that fiscal year. All full-time employees of FindWhat.com are eligible to participate in the plan. The bonus plan pays cash awards to FindWhat.com's employees based upon the achievement of earnings targets. The program is designed to motivate all employees to positively impact FindWhat.com's business results.

      LONG-TERM INCENTIVES. The compensation committee provides for long-term incentives by issuing stock options under the 1999 Stock Incentive Plan. The purpose of the 1999 Stock Incentive Plan is to enable FindWhat.com to offer to its key employees and to key employees of its subsidiaries and other persons who are expected to contribute to the success of FindWhat.com, long-term performance-based stock and/or other equity interests in FindWhat.com, thereby enhancing its ability to attract, retain, and reward such key employees or other persons, and to increase the mutuality of interest between those employees or other persons and FindWhat.com's stockholders.

      Stock option awards are considered at the time of the hiring of key employees and annually for all key employees by the compensation committee. The value of the stock options awarded depends entirely on FindWhat.com's stock performance over a period of time. The number of shares of FindWhat.com common stock subject to the options granted during fiscal 2002 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to FindWhat.com's future performance. No specific weight was given to any of these factors. Options awarded to each executive officer during previous years were reviewed by FindWhat.com's compensation committee in determining the size of an option awarded for fiscal 2002.

      Each stock option awarded during fiscal 2002 had an exercise price equal to the fair market value of FindWhat.com's underlying common stock on the date of the grant. Generally, stock options granted to employees vest and become exercisable at the rate of 25% per year if the option holder remains employed at the time of vesting and terminate ten years from the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The compensation of FindWhat.com's chief executive officer, Mr. Pisaris-Henderson, is fixed pursuant to the terms of his employment agreement, which was negotiated by the compensation committee. In setting the total compensation payable to FindWhat.com's chief executive officer for the 2002 fiscal year, the compensation committee sought to make that compensation competitive with the compensation paid to the chief executive officers of similarly situated companies, while at the same time assuring that a significant percentage of compensation was tied to FindWhat.com's stock price appreciation through the grant of stock options. Mr. Pisaris-Henderson is also eligible to participate in FindWhat.com's bonus plan which provides for cash bonuses upon the attainment of earnings milestones.

CERTAIN TAX CONSIDERATIONS

      The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, FindWhat.com intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. FindWhat.com's 1999 Stock Incentive Plan is intended to qualify under Section 162(m).

                                         COMPENSATION COMMITTEE FOR FISCAL 2002

                                         Robert J. Mylod
                                         Rupinder Sidhu

                           AMENDMENT TO FINDWHAT.COM'S
                              STOCK INCENTIVE PLAN

      The Board of Directors has approved an amendment to FindWhat.com's 1999 Stock Incentive Plan (the "Stock Incentive Plan") (f/k/a BeFirst Amended and Restated 1999 Stock Incentive Plan), subject to approval of the amendment by the stockholders at the Annual Meeting, to increase the number of common shares available for issuance under the Stock Incentive Plan from 4,200,000 to 6,200,000 shares. Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of FindWhat.com's common stock represented at the Annual Meeting. The following summary does not purport to be complete and is qualified in its entirety by the terms of the Stock Incentive Plan which is attached hereto as Annex A.

PURPOSE OF THE STOCK INCENTIVE PLAN

      The Stock Incentive Plan was adopted by the Board of Directors and approved by the stockholders of FindWhat.com, effective as of June 3, 1999 and amended on June 11, 2001. The purpose of the Stock Incentive Plan is to enable FindWhat.com to offer to its key employees and to other contributors to the success of FindWhat.com, long-term performance based stock and/or other equity interests in FindWhat.com, thereby enhancing its ability to attract, retain, and reward key employees, directors, and contributors.

ADMINISTRATION OF THE STOCK INCENTIVE PLAN

      The Stock Incentive Plan is administered by the Compensation Committee of our Board of Directors, which may determine the persons to whom awards will be granted, the number of awards to be granted, and the specific terms of each grant, including vesting, subject to the provisions of the Stock Incentive Plan.

STOCK SUBJECT TO THE PLAN AND ELIGIBILITY

      The Stock Incentive Plan provides for the grant of Stock Options, Restricted Stock, Deferred Stock, and other Stock-Based Awards. The total number of shares of Stock reserved and available for distribution pursuant to the Stock Incentive Plan is 4,200,000 shares. The proposed amendment to the Stock Incentive Plan would increase the number of shares of FindWhat.com's common stock subject to the plan from 4,200,000 to 6,200,000 shares. Awards under the Stock Incentive Plan consist of stock options, both "Non-Qualified Options" and options intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended, restricted stock awards, deferred stock awards, stock appreciation rights, and other stock-based awards. Officers and other employees of FindWhat.com may be eligible to receive Incentive Stock Options. Independent agents, consultants, advisors, officers, directors, and employees who contribute to the success of FindWhat.com may be eligible to receive Non-Qualified Options. The total number of shares available for distribution under the Stock Incentive Plan to an individual employee is 1,000,000 shares.

OPTION PRICE

      The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of our common stock on the date of grant or 110% of the fair market value in the case of a grantee holding more than 10% of our outstanding stock. The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by a grantee during any calendar year may not exceed $100,000. Non-Qualified Options granted under the Stock Incentive Plan may be granted at a price determined by our Board of Directors, which may not be less than the fair market value per share of our common stock on the date of grant.

TRANSFERABILITY; EXERCISABILITY

      No stock option may be transferred by an optionee other than by will or by the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order, and during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment by reason of death, the optionee's estate will have no more than one year after such termination during which the optionee's estate shall be entitled to exercise the options, unless otherwise determined by the Board of Directors. In the event of termination of employment by reason of disability, the optionee will have no more than three years after termination to exercise the options, or until the end of the stated term of the option, which ever period is shorter, unless otherwise determined by the Board of Directors. In the event of termination of employment by reason of retirement, the optionee will have no more than three years after termination to exercise the options, or until the end of the stated term of the option, whichever period is shorter, unless otherwise determined by the Board of Directors. Upon termination of employment by us without cause, the optionee's options remain exercisable for a period of six months from the date of the termination or until the expiration of the stated term of the option, whichever period is shorter.

CHANGE OF CONTROL PROVISIONS

      The Stock Incentive Plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable and restrictions and deferral limitations applicable to other awards to lapse in the event any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, including a "group" as defined in
Section 13(d), but excluding certain stockholders of ours approved by the Board of Directors, becomes the beneficial owners of more than 25% of the outstanding shares of common stock.

TERM OF THE STOCK INCENTIVE PLAN

      We may grant awards under the Stock Incentive Plan within ten years from the effective date of the plan. The effective date of this plan is June 3, 1999. Awards granted on or prior to tenth anniversary of the effective date may extend beyond that date.

AMENDMENT

      The Board of Directors may terminate, amend or modify the Stock Incentive Plan at any time provided that any amendment which requires the approval of the stockholders of FindWhat.com under Securities and Exchange Commission Rule 16b-3, Section 162(m) of the Internal Revenue Code or any other applicable law, rule or regulation, will be subject to such approval in accordance with the applicable law or regulations. No amendment to the Stock Incentive Plan may materially impair the rights of an optionee or a participant without the optionee's or participant's consent unless the amendment is made to qualify the Stock Incentive Plan for a Rule 16b-3 exemption or to comply with the provisions of Section 162(m).

STOCK INCENTIVE PLAN TABLE

      As of September 30, 2003, options to purchase an aggregate of 4,200,000 shares of FindWhat.com's common stock (net of options canceled) had been granted pursuant to the Stock Incentive Plan, options to purchase 506,437 shares had been exercised, options to purchase 3,693,563 shares remained outstanding, and -0- shares remain available for future grant. As of September 30, 2003, the market value of all shares of FindWhat.com's common stock subject to outstanding options under the Stock Incentive Plan was approximately $63,861,704 million. Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of FindWhat.com's common stock for purposes of calculating FindWhat.com's net income per share on a fully-diluted basis. The market value of the 6,200,000 shares of FindWhat.com's common stock to be subject to the Stock Incentive Plan, pending stockholder approval, was approximately $107 million as of September 30, 2003. As of September 30, 2003, FindWhat.com had not granted any Restricted Stock, Deferred Stock, or Other Stock-Based Awards.

      As of September 30, 2003, the following current Directors and executive officers named in FindWhat.com's Proxy Statement had been granted options under the Stock Incentive Plan as follows:

                                                   NUMBER OF          AVERAGE EXERCISE
                                                    OPTIONS               PRICE
           NAME                                     GRANTED             PER SHARE
           ----                                     -------             ---------

Craig A. Pisaris-Henderson                           655,667               $4.26
Frederick E. Guest II                                 25,000               $3.96
Kenneth E. Christensen                                45,000               $3.74
Robert J. Mylod, Jr                                   15,000               $3.26

                                                   NUMBER OF          AVERAGE EXERCISE
                                                    OPTIONS               PRICE
           NAME                                     GRANTED             PER SHARE
           ----                                     -------             ---------


Phillip Thune                                        735,000               $3.84

Anthony A. Garcia                                    600,000               $2.33

Dave Rae                                             160,000               $7.48

Executive Group                                    2,150,667               $3.82

Non-Executive Director Group                          85,000               $3.72

Non-Executive Officer Employee Group               1,744,571               $4.08

FEDERAL INCOME TAX CONSEQUENCES

      Non-Qualified Options. Generally, upon the exercise of a Non-Qualified Option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

      Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an Incentive Stock Option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an Incentive Stock Option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a capital gain or loss, respectively, which will be taxed at rates which depend on how long such shares were held.

      Exercise with Previously-Owned Shares. All options granted under the Stock Incentive Plan may be exercised with payment either in cash or, if authorized in its sole discretion by FindWhat.com's Board of Directors, in previously-owned shares of FindWhat.com Common Stock at their then fair market value, or in a combination of both. When previously-owned shares ("Old Shares") are used to purchase shares ("New Shares") upon the exercise of an option, no gain or loss is recognized by the optionholder to the extent that the total value of the Old Shares surrendered does not exceed the total value of all of the New Shares received. If, as would almost always be the case, the value of the New Shares exceeds the value of the Old Shares, the excess amount is taxable as ordinary income.

      FindWhat.com Deduction. FindWhat.com is entitled to a tax deduction in connection with the exercise of a Non-Qualified Stock Option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

      Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character.

      The affirmative vote of the holders of a majority of the common shares of FindWhat.com present and entitled to vote at the Annual Meeting is required to approve the amendment to the Stock Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE STOCK INCENTIVE PLAN. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE STOCK INCENTIVE PLAN.

                                PERFORMANCE GRAPH

                      COMPARISON OF CUMULATIVE TOTAL RETURN
    AMONG FINDWHAT.COM, GOLDMAN SACHS INTERNET INDEX, AND NASDAQ MARKET INDEX

      The following Performance Graph compares FindWhat.com's performance with that of the Goldman Sachs Internet Index and Nasdaq Market Index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on December 22, 1999 (the effective date FindWhat.com's common stock was registered under the Securities Exchange Act of 1934, as amended) through December 31, 2002, in FindWhat.com common stock, and the Goldman Sachs Internet Index and Nasdaq Market Index and that all dividends were reinvested.



              [COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN GRAPH]



                                         Cumulative Total Return
                            ----------------------------------------------------
                             12/22/99       12/99    12/00     12/01      12/02
FINDWHAT.COM                  100.00       110.34    10.34     74.48     110.21
NASDAQ STOCK MARKET (U.S.)    100.00       103.40    62.38     49.49      34.21
GOLDMAN SACHS INTERNET        100.00        97.25    34.12     26.09      11.48

                             AUDIT COMMITTEE REPORT

      The audit committee of FindWhat.com's board of directors met five times in fiscal 2002. Each member of FindWhat.com's audit committee in 2002 met the independence standards and financial literacy requirements as established by Nasdaq. FindWhat.com's audit committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and such other duties as directed by FindWhat.com's board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. On February 1, 2000, FindWhat.com's board of directors created an audit committee charter for the audit committee. A copy of the audit committee charter is attached as Annex B to FindWhat.com's Definitive Proxy Statement for the Annual Meeting of Stockholders held on June 11, 2001.

      In fulfilling its responsibilities, the audit committee recommended to FindWhat.com's board the selection of Grant Thornton LLP as FindWhat.com's independent public accountants for fiscal 2002. FindWhat.com's audit committee:

      (a) reviewed and discussed the audited financial statements with management;

      (b) discussed with Grant Thornton llp the matters required to be discussed by SAS 61, as may be modified and supplemented;

      (c) received the written disclosures and the letter from Grant Thornton llp required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the outside auditor the outside auditor's independence; and

      (d)   after review and discussions referred to in paragraphs (a) through
            (c) above, recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB/A for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

      The audit committee provided guidance and oversight to FindWhat.com's internal audit function including review of the organization, plans, and results of this activity. In addition, the Audit Committee was afforded the routine opportunity to meet privately with each of FindWhat.com's chief financial officer, chief accounting officer, members of FindWhat.com's internal audit group, and Grant Thornton llp, and were encouraged to discuss any matters they desired.

      The audit committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; critical accounting policies and estimates; highly judgmental areas; and audit adjustments whether or not recorded.

      In addition, the audit committee considered the quality and adequacy of FindWhat.com's internal controls and the status of pending litigation, taxation matters, and other areas of oversight to the financial reporting and audit process that the audit committee felt appropriate.

      The report of Grant Thornton llp is filed separately in FindWhat.com's Annual Report on the Form 10-KSB/A and should be read in conjunction with this Audit Committee Report.

      Based upon its work and the information received in the inquiries outlined above, FindWhat.com's audit committee is satisfied that its responsibilities under the charter for the period ended December 31, 2002, were met and that FindWhat.com's financial reporting and audit processes are functioning effectively.

                                                 AUDIT COMMITTEE FOR FISCAL 2002

                                                 Frederick E. Guest II
                                                 Robert J. Mylod
                                                 Rupinder Sidhu

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Grant Thornton LLP served as the independent auditors for FindWhat.com for the 2002 fiscal year and throughout the periods covered by FindWhat.com's financial statements included in its audited report filed on Form 10-KSB/A on April 30, 2003.

      In March 2003, FindWhat.com's audit committee engaged Ernst & Young LLP as its independent auditors for fiscal year 2003. The Company's audit committee dismissed Grant Thornton LLP as its independent auditors effective March 17, 2003.

      The reports of Grant Thornton LLP on the 2002 and 2001 financial statements of FindWhat.com contained no adverse opinion, disclaimer of opinion or modification of the opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to dismiss Grant Thornton LLP was ratified by FindWhat.com's Audit Committee and approved by its Board of Directors.

      During FindWhat.com's two most recent fiscal years ending December 31, 2002 and 2001, and for the interim period beginning January 1, 2003 and ending March 17, 2003, there were no disagreements with Grant Thornton LLP on any matter of accounting principles practices, financial statement disclosure, or auditing scope or procedure.

      Grant Thornton LLP furnished FindWhat.com with a letter addressed to the SEC stating that it agrees with the above statements.

      During the two most recent fiscal years and through March 18, 2003, FindWhat.com has not consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on FindWhat.com's consolidated financial statements, and no written report or oral advice was provided to FindWhat.com by Ernst & Young LLP as it relates to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

      Representatives of Grant Thornton LLP and Ernst & Young LLP are not expected to attend the Annual Meeting. If representatives from Grant Thornton LLP and Ernst & Young LLP attend the Annual Meeting, they will be given the opportunity to make a statement if they desire and be available to respond to appropriate questions.

                        FEES OF THE INDEPENDENT AUDITORS

AUDIT FEES

      The aggregate fees billed by Grant Thornton LLP for professional services for the audit of FindWhat.com's 2001 and 2002 financial statements totaled $58,500 and $ 58,475, respectively.

AUDIT-RELATED FEES

      The aggregate fees billed by Grant Thornton LLP for assurance and related services performed in connection with the audit or a review of FindWhat.com's financial statements for fiscal 2001 and fiscal 2002 totaled $ 88,500 and $ 91,725, respectively.

TAX FEES

      The aggregate fees billed by Grant Thornton LLP for tax compliance, tax advice, and tax planning for fiscal 2001 and fiscal totaled $ 15,768 and $ 37,960, respectively.

ALL OTHER FEES

      The aggregate fees billed by Grant Thornton LLP for services rendered to FindWhat.com, other than the services described under "Audit Fees," "Audit-Related Fees" and "Tax Fees" for fiscal 2001 and fiscal 2002, were $12,915 and $ 7,000, and related primarily to assistance with securities filings. The board of directors has considered and determined that the rendering of such non-audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.

                              STOCKHOLDER PROPOSALS

      Each year the board of directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the board of directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2004 must be received by FindWhat.com (addressed to the attention of the Secretary) on or before January 1, 2004. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Nevada, and must otherwise conform to applicable requirements of the proxy rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

      The only business which the management intends to present at the meeting consists of the matters set forth in this proxy statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

      All duly executed proxies received will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to FindWhat.com or in person at the meeting, without affecting any vote previously taken.

                                                                       EXHIBIT A


                               FINDWHAT.COM, INC.
                              (f/k/a/ BeFirst.com)

                            1999 STOCK INCENTIVE PLAN
                                  (AS AMENDED)


SECTION 1. PURPOSES; DEFINITIONS.

     The purpose of this Plan is to enable the Company to offer to its key employees and to key employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interest between those employees or other persons and the stockholders of the Company.

For purposes of this Plan, the following terms shall be defined as set forth below:

     (a) "Board" means the Board of Directors of BeFirst.com.

     (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

     (c) "Change of Control" shall have the meaning ascribed thereto in Section 9 below.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

     (f) "Company" means BeFirst.com, a corporation organized under the laws of the State of Nevada.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

     (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

     (i) "Early Retirement" means retirement from active employment with the Company or any Parent or Subsidiary prior to age 65, with the approval of the Board or the Committee, for purposes of one or more award(s) under this Plan.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

     (k) "Fair Market Value" of a share of Stock means, as of any given date:
         (i) if the Stock is listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the last sale price of a share of Stock on the last preceding day on which the Common Stock was traded, as reported by such exchange or NASDAQ, or on a composite tape reflecting transactions on such exchange or by NASDAQ, as the case may be; (ii) if the Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is traded in the over-the-counter market, the average of the high bid and asked prices for a share of Stock on the last preceding day for which such quotations are reported by the National Quotation Bureau, Inc.; and (iii) if the fair market value of a share of Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors or the Committee, as the case may be, shall determine, which determination shall be conclusive as to the Fair Market Value of the Stock.

     (1) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of
         Section 422 of the Code.

     (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon Stock.

     (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

     (q) "Performance Objectives" means performance objectives adopted by the Committee pursuant to the Plan for key employees who have received awards under the Plan. With respect to any award to a key employee who is, or is determined by the Committee to be likely to become a "covered employee" within the meaning of Section 162(m) of the Code, the Performance Objectives shall be limited to specified levels of growth in or peer company comparisons based upon (i) appreciation in the price of Stock plus reinvested dividends over a specified period of time,
         (ii) return on assets or (iii) book value per share, as the Committee may determine, and the attainment of such Performance Objectives shall not be deemed to have occurred until certified by the Committee. Except in the case of a covered employee, if the Committee determines that a change in business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts it business, or other events or circumstances under the Performance Objectives to be unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate.

     (r) "Plan" means this BeFirst.com 1999 Stock Incentive Plan, as hereinafter amended from time to time.

     (s) Restricted Stock' means Stock, received under an award made pursuant to
         Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

     (t) "Retirement" means Normal Retirement or Early Retirement.

     (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

     (v) "Section 162(m)" means Section 162(m) of the Code, as in effect from time to time, and any successor thereto.

     (w) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

     (x) "Stock" means the Common Stock of the Company, par value $.001 per share.

     (y) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (z) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or
         (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.


SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule l6b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

     The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock and/or (iv) Other Stock-Based Awards.

     For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):

          (i) to select the officers and other key employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

          (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

          (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

          (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

          (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

          (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options which have higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

     Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of this Plan and any award issued under this Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

     Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.


SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under this Plan shall be 6,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based Award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitutions or adjustments shall be made in the (A) aggregate number and kind of shares reserved for issuance under this Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under this Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under this Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in its sole discretion, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

     Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options Restricted Stock awards, Deferred Stock other Stock-Based awards to any employee who is employed by the Company or any Parent or Subsidiary on the last day of any taxable year of the Company, shall be 1,000,000 shares during the term of the Plan.


SECTION 4. ELIGIBILITY.

     Officers and other key employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under this Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under this Plan. In addition, Non-Qualified Stock Options may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

     The grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards under this Plan shall be earned by a participant on the basis of the Company's financial performance over the period or periods for which the grants were awarded on the basis of pre-established performance goals determined by the Board or the Committee, as the case may be, in its sole discretion. The performance measurement criteria used for such grants shall be limited to one or more of: earnings per share, return on stockholders' equity, return on assets, growth in earnings, growth in sales revenue, and stockholder returns. Such criteria may be measured by the Company's results or the Company's performance as measured against a group of comparable companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with awards under this Plan.


SECTION 5. STOCK OPTIONS.

     (a) GRANT AND EXERCISE. Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under this Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under this Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

         Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

     (b) TERMS AND CONDITIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions:

         (i) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

         (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the, case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

         (iii) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Board or the Committee, as the case may be, at or after the time of grant, no Stock Option shall be exercisable prior to the first anniversary date of the grant of the Option. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

         (iv) METHOD OF EXERCISE. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price which shall be in cash unless otherwise provided in this clause (iv) or in Section 5(b)(xi) below or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock, Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in this Plan, no Option which is granted to a person who is at the time of grant an employee of the Company or a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

         (v) TRANSFERABILITY; EXERCISABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution; provided, however, that a Non-Qualified Stock Option shall be transferable pursuant to a qualified domestic relations order, and except as may be otherwise required with respect to a Non-Qualified Option pursuant to a qualified domestic relations order, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

         (vi) TERMINATION BY REASON OF DEATH. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (vii) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (viii) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three years (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated terms of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

         (ix) OTHER TERMINATION. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without cause (as hereinafter defined) such Stock Option may be exercised for a period of six months from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of this Plan, "Cause" shall mean (1) the conviction of the optioned of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material-respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of this Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

         (x) ADDITIONAL INCENTIVE STOCK OPTION LIMITATION. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent, if any, and Subsidiaries) shall not exceed $100,000.

         (xi) ALTERNATIVE SETTLEMENT OF OPTION. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionees an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to
                Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable and with such other conditions as the Board or Committee may impose. No such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

         (xii) STOCK OPTION AGREEMENT. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


SECTION 6. RESTRICTED STOCK.

     (a) GRANT AND EXERCISE. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under this Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of specified Performance Objectives or such other factors as the Board or the Committee, as the case may be, may determine.

     (b) TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:

         (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in this Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Plan and the applicable Restricted Stock agreement.

         (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if necessary) to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distribution as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
               (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock and Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

         (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

         (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


SECTION 7. DEFERRED STOCK.

     (a) GRANT AND EXERCISE. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of specified Performance Objectives or such other factors or criteria as the Board or the Committee, as the case may be, shall determine.

     (b) TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

         (i) Subject to the provisions of this Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

         (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

         (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and
               Section 12(g) below, upon termination of participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in
               Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be fortified in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

         (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

         (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

         (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

         (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


SECTION 8. OTHER STOCK-BASED AWARDS.

     (a) GRANT AND EXERCISE. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the attainment of specified Performance Objectives and/or completion of a specified performance period.

     (b) TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to the following terms and conditions:

         (i) Shares of Stock subject to an Other Stock-Based may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

         (ii) The recipient of Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

         (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

         (iv) In the event of the participant's Retirement, Disability or death, or in case of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

         (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.


SECTION 9. CHANGE OF CONTROL PROVISIONS.

     (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

         (i) any individual, entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of more than 25% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

         (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section

               13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

         (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to the transaction do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

               Provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan sponsored or maintained by the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

     (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under this Plan shall be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by the Board prior to the occurrence of such a "Change of Control":

         (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

         (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.


SECTION 10. AMENDMENTS AND TERMINATION.

     The Board may at any time, and from time to time, amend any of the provisions of this Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3, Section 162(m) or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause this Plan to qualify for the exemption provided by Rule 16b-3 or to be in compliance with the provisions of Section 162(m).


SECTION 11. UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those creditor of the Company.


SECTION 12. GENERAL PROVISIONS.

     (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view towards the distribution thereof.

         All certificates for shares of Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable in order to assure compliance with the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under this Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Nothing contained in this Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under this Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

     (e) This Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

     (f) Any Stock Option granted or other award made under this Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     (g) A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under this Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

     (h) Except as otherwise expressly provided in this Plan, no right or benefit under this Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

     (i) The obligations of the Company with respect to all Stock Options and awards under this Plan shall, be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted.

     (j) It is the intention of the Company that this Plan complies with the requirements of Rule 16b-3, Section 162(m) and all other applicable laws, rules and regulations, and any ambiguities or inconsistencies in the construction of any of the provisions of this Plan shall be interpreted to give effect to such intention. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3, or with the requirements of Section 162(m) or any other applicable law, rule or regulation, and with respect to Incentive Stock Options under
         Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under this Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

     (1) The grant of awards pursuant to this Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.


SECTION 13. EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.


SECTION 14. TERM OF PLAN.

     This Plan shall terminate on the tenth anniversary of its effective date, and no Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to this Plan after said date. Awards granted on or prior to such date may extend beyond that date.

PROXY                             FINDWHAT.COM                             PROXY
                          5220 SUMMERLIN COMMONS BLVD.
                                   SUITE 500
                            FT. MYERS, FLORIDA 33907

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 15, 2003
The undersigned stockholder of FindWhat.com (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thume, or either one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of FindWhat.com, located at 5220 Summerlin Commons Blvd., Fifth Floor, Ft. Myers, Florida 33907, on December 15, 2003, at 10:00 a.m., local time, and of any adjournments or postponements thereof as follows:

1.  ELECTION OF DIRECTORS.

   [ ]  FOR all nominees listed below (except as marked to the contrary)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
       STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        -  Craig A. Pisaris-Henderson       -  Phillip R. Thune         -  Frederick E. Guest II
        -  Kenneth E. Christensen           -  Jerry Della Femina       -  Daniel B. Brewster, Jr.
        -  Lee Simonson

2. TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER FROM 4,200,000 TO 6,200,000.

    [ ]  FOR
    [ ]  AGAINST

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated October 31, 2003, and the Proxy Statement furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.

     PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                     Dated: ----------------------------- , 2003

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                         (Signature)

                                             Signature(s) must agree with the
                                             name(s) printed on this Proxy. If
                                             shares are registered in two names,
                                             both stockholders should sign this
                                             Proxy. When signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give your full
                                             title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS